EXHIBIT 99.1

3D Systems Names Michael Turner as Chief Financial Officer

ROCK HILL, S.C., Aug. 04, 2022 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) announced today that Michael Turner will join the company as Executive Vice President and Chief Financial Officer, effective August 29, 2022. He will report to President and CEO, Dr. Jeffrey Graves, and will lead the company’s global finance organization, including accounting and controllership, financial planning, tax, treasury, and investor relations.

Michael brings an exemplary technical background to the CFO role that includes public accounting experience as well as financial leadership roles of increasing responsibility at both public and private companies. Currently, Michael is Chief Financial Officer of Innovative Chemical Products (ICP), a leading developer and manufacturer of specialty coatings, adhesives, and sealants serving major industrial and construction end markets. Prior to that, Michael was a finance executive at the publicly traded chemical company Albemarle Corporation, where his roles included business unit Chief Financial Officer, Vice President of Corporate FP&A, and Finance Leader for the company’s global Enterprise Resource Planning (ERP) technology implementation. Michael’s 20-plus-year finance career also includes financial leadership positions as divisional and corporate controller at FMC Corporation and Polypore International, respectively.

“I am delighted to have a well-rounded and seasoned financial leader such as Michael join 3D Systems,” said Dr. Graves. “Michael possesses deep expertise in driving strong financial controls and governance and in implementing technology-based strategies to transform finance organizations. His background will prove invaluable as we continue to invest in our corporate infrastructure to support the attractive growth trajectory we envision both for our company and the additive manufacturing industry as a whole.”

“In addition,” noted Dr. Graves, “I want to express my sincere gratitude to Wayne Pensky for his service as our interim CFO. I greatly appreciate Wayne’s leadership during this period of transition, as well as the support that he will provide to Michael to ensure a seamless transition in the weeks ahead.”

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3dsystems.com.

Investor Contact: Media Contact:	investor.relations@3dsystems.com press@3dsystems.com

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